                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):         February 7, 2002


                                 NEXTCARD, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             0-26019                                     68-0384-606
     (Commission File Number)               (I.R.S. Employer Identification No.)


         595 MARKET STREET, SUITE 1800, SAN FRANCISCO, CALIFORNIA 94105
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (415) 836-9700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On February 7, 2002, the Office of the Comptroller of the Currency appointed the Federal Deposit Insurance Corporation as receiver for NextBank, N.A., the Company's principal subsidiary. The Company's press release is attached hereto as Exhibit A.

ITEM 5. OTHER EVENTS

On February 7, 2002, the Office of the Comptroller of the Currency appointed the Federal Deposit Insurance Corporation as receiver for NextBank, N.A., the Company's principal subsidiary. The Company's press release is attached hereto as Exhibit A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NEXTCARD, INC.
                                 --------------
                                  (Registrant)

Date: February 11, 2002                 /s/ Robert Linderman
                                        --------------------
                                        Robert Linderman
                                        General Counsel & Secretary


                                       2